U. S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15[d] of the Securities Exchange Act

February 15, 2007

Date of Report

[Date of Earliest Event Reported]

Commission File No. 000-24379

ATLANTICA, INC.

(Exact name of Registrant as specified in its Charter)

Utah	43-0976473
(State or Other Jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

4685 S. Highland Drive, Suite #202

Salt Lake City, Utah 84117

(Address of Principal Executive Offices)

(801) 278-9424

(Telephone Number)

N/A

(Former name or Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Company has received notice from the National Association of Securities Dealers, Inc. (the “NASD”) that effective at the opening of business on February 15, 2007, the Company has effected a reverse split of its outstanding voting securities on a basis of one for 10 shares as discussed in our Definitive Information Statement as filed with the Securities and Exchange Commission on December 27, 2006, and which is incorporated herein by reference. A new Cusip number has been received, and the new trading symbol on the OTC Bulletin Board (the “OTCBB”) of the NASD is “ATTC” as of February 15, 2007.

All shareholders are advised that there is no need to send in their respective stock certificate(s) and incur the transfer agent’s $20 fee to exchange their shares until they wish to dispose of their respective shares; customarily, no fees are charged by a broker/dealer for transfer fees when stock certificates are deposited with a broker/dealer because the broker/dealer usually transfers the stock certificates that it receives to its Depository Trust Company account, as a matter of course. This may allow shareholders to avoid the transfer fees now and in the future. The Company’s records will reflect that the reverse split is effective on each current stock certificate number(s), and that the Cusip Number that appears on each shareholders’ current stock certificate(s) will entitle each stockholder to the new post-split shares or any future capital adjustments that are made while retaining possession of their respective stock certificate(s); however, if the shareholders purchase or sell shares in the Company after the effective date of the reverse split set by the NASD, they will be buying or selling post-split shares.

If any stockholder desires to transfer their respective shares they are advised to (i) forward their respective stock certificates to Interwest Transfer Company (“Interwest Transfer”), our transfer and registrar agent, whose address is 1981 East Murray Holladay Road, Salt Lake City, Utah 84117; (ii) include a required transfer fee of $20 per each free trading stock certificate tendered, and $75 per each stock certificate that is imprinted with a “restricted” legend, that must be paid by the stockholder to Interwest Transfer; and (iii) that no signature or Medallion signature guarantee will be required on any stock certificate where the stock certificate being tendered is being transferred into the same name.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Description

Exhibit No.

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99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICA, INC.

Date:	2/15/07	By:	/s/Shelley Goff
ShelleyGoff
Secretary and Director

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